UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      August 11, 2006
                                                   -----------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-6966                               13-2739290
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        (Commission File Number)           (IRS Employer Identification No.)


      817 Maxwell Avenue, Evansville, Indiana               47711
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

In connection with the appointment of Daniel A. Messmer as the President and Chief Executive Officer of Escalade, Incorporated, the Compensation Committee of Escalade's Board of Directors met and reviewed his annual compensation. The Compensation Committee then met with the other independent directors and unanimously approved a $240,000 annual base salary for Mr. Messmer in 2006. Mr. Messmer will continue to be eligible to participate in Escalade's bonus and incentive plans, but no additional awards were made to Mr. Messmer at this time.


Section 5 - Corporate Governance and Management

Item 5.02(c) - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2006, the Board of Directors unanimously appointed Daniel A. Messmer as Escalade's President and Chief Executive Officer taking over from Robert E. Griffin who was acting as the interim Chief Executive Officer since April 19, 2006. Mr. Griffin will continue to serve as Escalade's Chairman of the Board of Directors.

Mr. Messmer, age 52, joined Escalade Sports in 1976 and served as its President from 1996 until April 2005. Since April 2005, Mr. Messmer has served as President of Martin Yale. Mr. Messmer will continue to serve as President of Martin Yale in addition to his increased duties as Escalade's President and Chief Executive Officer. Both Escalade Sports and Martin Yale are subsidiaries of Escalade. Mr. Messmer has no family relationship with any other executive officer or director of Escalade.

Item 8.01 - Other Events

On August 14, 2006, Escalade issued the press release attached hereto as Exhibit
99.1 announcing the appointment of Mr. Messmer as President and Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit   Description
            -------   -----------

            99.1      Press release dated August 14, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2006             ESCALADE, INCORPORATED

                                   By: /s/ TERRY D. FRANDSEN
                                       -------------------------------------
                                       Terry D. Frandsen, Vice President and
                                       Chief Financial Officer

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